SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 25, 1996


                  BEAR STEARNS MORTGAGE SECURITIES INC.
           Mortgage Pass-Through Certificates, Series 1995-1
         (Exact name of registrant as specified in its charter)



          Delaware               33-44658          13-3633241
(State or other juris-         (Commission     (IRS Employer
diction of incorporation)      File Number)    Identification No.)




  245 Park Avenue, New York, New York               10167
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (212) 272-2000


                        Not Applicable
(Former name or former address, if changed since last report.)










Item 5.   Other Events.


1. A distribution was made to the Certificateholders of the Bear Stearns Mortgage Securities Inc. Mortgage Pass-Through Certificates, Series 1995-1, on April 25, 1996. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated April 28, 1995, between and among Bear Stearns Mortgage Securities Inc., as Seller, Bear Stearns Mortgage Capital Corporation, as Master Servicer, and State Street Bank and Trust Company, as Trustee.



2. On June 26, 1995, as part of a transfer of substantially all of its master servicing portfolio, Bear Stearns Mortgage Capital Corporation transferred its obligations as Master Servicer under the Pooling and Servicing Agreement to First Union National Bank of North Carolina and First Union National Bank of North Carolina assumed such obligations.


Item 7.  Financial Statements and Exhibits.

    (c)   Exhibit:

          (28.12) April 25, 1996 - Information on Distribution to Certificateholders







                             SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                         Bear Stearns Mortgage Securities Inc.
                                     (Registrant)






Dated:  May 6, 1996            By:  /s/William J.Montgoris
                                   William J. Montgoris
                                   Treasurer and Secretary







                   BEAR STEARNS MORTGAGE SECURITIES INC.

                               FORM 8-K

                            CURRENT REPORT

                             Exhibit Index



Exhibit No.                Description

(28.12)                   April 25, 1996 - Information on Distribution to
                          Certificateholders